                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 29, 1998 included in this Form 11-K, into Southwest Gas Corporation's previously filed registration statements (File Nos. 33-58135 and 333-31267).



                                   ARTHUR ANDERSEN LLP




Las Vegas, Nevada
June 29, 1998